Exhibit 10.17

EXECUTION COPY

SUPPLEMENTAL INDENTURE

Supplemental Indenture (this “Supplemental Indenture”), dated as of July 30, 2008, among Clear Channel Capital I, LLC, a Delaware limited liability company (“Holdings”), the direct parent of Clear Channel Communications, Inc., a Texas corporation (the “Issuer”), each of the Issuer’s Restricted Subsidiaries party hereto (collectively, the “Restricted Guarantors,” and together with Holdings, the “Guarantors”) and Law Debenture Trust Company of New York, as trustee (the “Trustee”).

WITNESSETH

WHEREAS, Clear Channel Communications, Inc. has heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of July 30, 2008, providing for the issuance of an unlimited aggregate principal amount of 10.75% Senior Cash Pay Notes due 2016 (the “Senior Cash Pay Notes”) and 11.00% / 11.75% Senior Toggle Notes due 2016 (the “Senior Toggle Notes” and together with the Senior Cash Pay Notes, the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances the Guarantors shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guarantors shall unconditionally guarantee all of the Issuer’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein and in the Indenture (the “Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

(1) Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

(2) Agreement to Guarantee. Each of the Guarantors hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Indenture including but not limited to Articles 10 and 11 thereof.

(3) No Recourse Against Others. No past, present or future director, officer, employee, incorporator, member, partner or stockholder of any Guarantor or any of its direct or indirect parent companies shall have any liability for any obligations of the Issuer or the Guarantors (including the Guarantors party hereto) under the Notes, any Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting Notes waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes and the Guarantee provided herein.

(4) Governing Law. THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(5) Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

(6) Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

(7) The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guarantors.

(8) Subrogation. Each Guarantor shall be subrogated to all rights of Holders of Notes against the Issuer in respect of any amounts paid by the Guarantors pursuant to the provisions of Section 2 hereof and Section 10.01 of the Indenture; provided that, if an Event of Default has occurred and is continuing, the Guarantors shall not be entitled to enforce or receive any payments arising out of, or based upon, such right of subrogation until all amounts then due and payable by the Issuer under the Indenture or the Notes shall have been paid in full.

(9) Benefits Acknowledged. Each Guarantor’s Guarantee is subject to the terms and conditions set forth in the Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Indenture and this Supplemental Indenture and that the guarantee and waivers made by it pursuant to this Guarantee are knowingly made in contemplation of such benefits.

(10) Successors. All agreements of each Guarantor in this Supplemental Indenture shall bind its Successors, except as otherwise provided in the Indenture or in this Supplemental Indenture. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

CLEAR CHANNEL CAPITAL I, LLC

By:	/s/ Edward J. Han
Name:	Edward J. Han
Title:	Manager and Authorized Signatory

ACKERLEY VENTURES, INC.
AK MOBILE TELEVISION, INC.
AMFM AIR SERVICES, INC.
AMFM BROADCASTING, INC.
AMFM HOLDINGS INC.
AMFM INC.
AMFM INTERNET HOLDING INC.
AMFM OPERATING INC.
AMFM RADIO GROUP, INC.
AMFM SHAMROCK TEXAS, INC.
AMFM.COM INC.
BEL MEADE BROADCASTING COMPANY, INC.
BROADCAST ARCHITECTURE, INC.
BROADCAST FINANCE, INC.
CAPSTAR BROADCASTING PARTNERS, INC.
CAPSTAR RADIO OPERATING COMPANY
CC BROADCAST HOLDINGS, INC.
CC HOLDINGS-NEVADA, INC.
CC IDENTITY HOLDINGS, INC.
CCBL FCC HOLDINGS, INC.
CENTRAL NY NEWS, INC.
CHRISTAL RADIO SALES, INC.
CINE GUARANTORS II, INC.
CITICASTERS CO.
CITICASTERS FCC HOLDINGS, INC.
CLEAR CHANNEL BROADCASTING LICENSES, INC.
CLEAR CHANNEL BROADCASTING, INC.
CLEAR CHANNEL COMPANY STORE, INC.
CLEAR CHANNEL HOLDINGS, INC.
CLEAR CHANNEL INTANGIBLES, INC.
CLEAR CHANNEL INVESTMENTS, INC.
CLEAR CHANNEL MEXICO HOLDINGS, INC.
CLEAR CHANNEL SATELLITE SERVICES, INC.
CLEAR CHANNEL WIRELESS, INC.
CLEARMART, INC.

By:	/s/ Brian Coleman
Name:	Brian Coleman
Title:	Senior Vice President/Treasurer

Signature Page to Supplemental Indenture

CONCORD MEDIA GROUP, INC.
CRITICAL MASS MEDIA, INC.
JACOR BROADCASTING CORPORATION
JACOR BROADCASTING OF COLORADO, INC.
JACOR BROADCASTING OF DENVER, INC.
JACOR COMMUNICATIONS COMPANY
JACOR/PREMIERE HOLDING, INC.
KATZ COMMUNICATIONS, INC.
KATZ MEDIA GROUP, INC.
KATZ MILLENNIUM SALES & MARKETING INC.
KATZ NET RADIO SALES, INC.
KTZMEDIA CORPORATION
M STREET CORPORATION
PREMIERE RADIO NETWORKS, INC.
RADIO-ACTIVE MEDIA, INC.
TERRESTRIAL RF LICENSING, INC.
THE NEW RESEARCH GROUP, INC.
ACKERLEY BROADCASTING FRESNO, LLC
ACKERLEY BROADCASTING OPERATIONS, LLC
CC IDENTITY GP, LLC
CC LICENSES, LLC
CCBL GP, LLC
CLEAR CHANNEL COLLECTIVE MARKETING, LLC
CLEAR CHANNEL GP, LLC
CLEAR CHANNEL REAL ESTATE, LLC

By:	/s/ Brian Coleman
Name:	Brian Coleman
Title:	Senior Vice President/Treasurer

AMFM BROADCASTING LICENSES, LLC
By AMFM BROADCASTING, INC.
Its sole member

By:	/s/ Brian Coleman
Name:	Brian Coleman
Title:	Senior Vice President/Treasurer

AMFM MICHIGAN, LLC
By CAPSTAR TX LIMITED PARTNERSHIP
Its sole member

By AMFM SHAMROCK TEXAS, INC.
Its General Partner

By:	/s/ Brian Coleman
Name:	Brian Coleman
Title:	Senior Vice President/Treasurer

Signature Page to Supplemental Indenture

AMFM RADIO LICENSES, LLC
By CAPSTAR RADIO OPERATING COMPANY
Its sole member

By:	/s/ Brian Coleman
Name:	Brian Coleman
Title:	Senior Vice President/Treasurer

AMFM TEXAS, LLC
By AMFM BROADCASTING, INC.
Its sole member

By:	/s/ Brian Coleman
Name:	Brian Coleman
Title:	Senior Vice President/Treasurer

CITI GP, LLC
By CITICASTERS CO.
Its sole member

By:	/s/ Brian Coleman
Name:	Brian Coleman
Title:	Senior Vice President/Treasurer

CLEAR CHANNEL AVIATION, LLC
By RADIO-ACTIVE MEDIA, INC.
Its sole member

By:	/s/ Brian Coleman
Name:	Brian Coleman
Title:	Senior Vice President/Treasurer

M STREET L.L.C.
By CRITICAL MASS MEDIA, INC.
Its Managing Member

By:	/s/ Brian Coleman
Name:	Brian Coleman
Title:	Senior Vice President/Treasurer

Signature Page to Supplemental Indenture

MUSICPOINT INTERNATIONAL, L.L.C.
By CLEAR CHANNEL MANAGEMENT SERVICES, L.P.
Its sole member

By CLEAR CHANNEL GP, LLC
Its General Partner

By:	/s/ Brian Coleman
Name:	Brian Coleman
Title:	Senior Vice President/Treasurer

WESTCHESTER RADIO, L.L.C.
By CAPSTAR RADIO OPERATING COMPANY
Its sole member

By:	/s/ Brian Coleman
Name:	Brian Coleman
Title:	Senior Vice President/Treasurer

AMFM TEXAS BROADCASTING, LP
By AMFM BROADCASTING, INC.
Its General Partner

By:	/s/ Brian Coleman
Name:	Brian Coleman
Title:	Senior Vice President/Treasurer

AMFM TEXAS LICENSES, LP
By AMFM SHAMROCK TEXAS, INC.
Its General Partner

By:	/s/ Brian Coleman
Name:	Brian Coleman
Title:	Senior Vice President/Treasurer

CAPSTAR TX LIMITED PARTNERSHIP
By AMFM SHAMROCK TEXAS, INC.
Its General Partner

By:	/s/ Brian Coleman
Name:	Brian Coleman
Title:	Senior Vice President/Treasurer

Signature Page to Supplemental Indenture

CCB TEXAS LICENSES, L.P.
By CCBL GP, LLC
Its General Partner

By:	/s/ Brian Coleman
Name:	Brian Coleman
Title:	Senior Vice President/Treasurer

CITICASTERS LICENSES, L.P.
By CITI GP, LLC
Its General Partner

By CITICASTERS CO.
Its sole member

By:	/s/ Brian Coleman
Name:	Brian Coleman
Title:	Senior Vice President/Treasurer

CLEAR CHANNEL IDENTITY, L.P.
By CC IDENTITY GP, LLC
Its General Partner

By:	/s/ Brian Coleman
Name:	Brian Coleman
Title:	Senior Vice President/Treasurer

CLEAR CHANNEL MANAGEMENT SERVICES, L.P.
By CLEAR CHANNEL GP, LLC
Its General Partner

By:	/s/ Brian Coleman
Name:	Brian Coleman
Title:	Senior Vice President/Treasurer

Signature Page to Supplemental Indenture

LAW DEBENTURE TRUST COMPANY OF NEW YORK, as Trustee

By:	/s/ James D. Heaney
Name:	James D. Heaney
Title:	Vice President

Signature Page to Supplemental Indenture